(ICON)

Prudential
20/20 Focus
Fund

SEMI
ANNUAL
REPORT
July 31, 1999

(LOGO)

A Message from the Fund's President                          September 17, 1999
-------------------------------------------------------------------------------
(PHOTO)

Dear Shareholder,
In a sharp change from the previous few years, both value and growth investing styles had periods of superior results recently. For the six months ended July 31, 1999, our Prudential 20/20 Focus Fund's return of 7.66% for Class A shares was significantly higher than the Lipper Capital Appreciation Average and more than three percentage points ahead of the S&P 500. This superior performance was a result of the catch-up drive of its value stocks. It is also important to note that while this is a focused portfolio (40 or fewer stocks), the Fund still had winners in diverse industries, including retail, paper, oil, technology, and media.

Sticking with a diversified asset allocation strategy
Prudential 20/20 Focus Fund is one of several mutual funds we offer that combine the expertise of two or more portfolio managers who have different investment styles or specialize in different areas of the financial markets. We do this to make it easier for investors to create a properly diversified portfolio and achieve more consistent returns over time.

With value and growth styles vying in 1999 for superior returns and stock and bond markets seldom performing in lock step, it has become increasingly important to have a well-diversified asset allocation strategy in place. Such a strategy helps lessen the effects of market volatility--provided the strategy remains in place. Therefore, while it is also a good practice to rebalance your holdings, when necessary, to keep your asset allocation consistent with your long-term objectives and risk tolerance, investors should avoid making rash decisions. Generally speaking, long-term investment success comes from maintaining an established strategy during both market highs and market lows.

Thank you for your continued confidence in Prudential mutual funds.

Sincerely,

John R. Strangfeld
President
Prudential 20/20 Focus Fund

Portfolio Managers' Report
-------------------------------------------------------------------------------
(PHOTO)    (PHOTO)

Thomas R. Jackson and
Spiros "Sig" Segalas
Fund Managers

Investment Goals and Style
The Prudential 20/20 Focus Fund's two investment managers each invest primarily in up to 20 stocks, selected for their superior potential for long-term capital growth. Thomas R. Jackson looks for bargains. He uses a strict value investment style to buy stocks whose prices he believes are too low, given their underlying earnings, assets, cash flow, dividends or book value. Spiros "Sig" Segalas uses a growth investment style, concentrating on stocks of established companies that he believes will have superior absolute and relative earnings growth. There can be no assurance that the Fund's investment objective will be achieved.

Performance Review
A growing global economy
After Brazil devalued its currency in January, the impact both internally and elsewhere was much less damaging than many investors had expected. By April, it was generally accepted that global economic growth was on a positive path. We had invested in some companies whose share prices were depressed because of the concern about the world economy. Tandy, in particular, benefited dramatically, rising 91% over our reporting period.

We also had strong performances from technology manufacturing companies that have been on long growth streaks: Texas Instruments (up 46% during the period) makes computer chips and Cisco Systems (up 11%) makes networking equipment. On the negative side, Autodesk and 3Com had disappointing results and were sold from the portfolio.

Overall, a value market
The global recovery created a classic value market. Cyclical stocks--those of companies whose earnings are greatest in a rapidly growing economy-- historically are a value theme. Their share prices typically fall when investors think an economy is going to contract, and rise rapidly in the early stages of an expansion. Although the U.S. economy has been growing since 1991, commodity companies that were supplying the Asian economy suffered when it contracted sharply. As we began to see signs of a bottoming in Asia, these stocks came roaring back. Generally, prices of value stocks will rise before their earnings do because astute investors can forecast the impact of recovering markets.

For example, paper companies had suffered from the collapse of their large Asian markets and also from overcapacity. These stocks recovered strongly in 1999. Our shares of Mead and Temple Inland, both inexpensively acquired, shared in the gains. Mead had a particularly strong showing, with a 45% return for our six-month reporting period. Energy stocks had suffered from two warm winters in addition to the Asian recession. As energy prices rose in 1999, our holdings of Atlantic Richfield and Elf Aquitaine both rose almost 60% in the period. The metals company Freeport-McMoran Copper and Gold returned 66%. These industrial cyclicals powered our value holdings to a very strong half year.

Broadcasting and retail reflected economic growth
Our broadcasting stocks included Univision Communications, the leading Spanish-language broadcaster in the United States, and CBS. We had particularly large gains on Univision, which rose 54% in our reporting period. It has very strong revenue growth and dominates its market. CBS, up 29%, also did well.

Among retailers, we owned Dillard's and Tiffany in addition to Tandy. Dillard's, which rose 25% in our reporting period, dropped sharply in August on news of an earnings disappointment related to its acquisition of the Mercantile stores in 1998. The company has grown by acquisition in the past;
we think its current digestion difficulties are short range. Comparable store sales rose over last year, and the stock is very inexpensive for its cash flow and earnings potential. We purchased Tiffany as a growth stock late in our reporting period; it had gained 15% already by our period end. The company has very strong earnings momentum, reflecting both strength in the U.S. economy and recovering Asian markets.

Performance at a Glance

Cumulative Total Returns1                             As of 7/31/99

                                          Six           One           Since
                                         Months          Year        Inception2
Class A                                   7.66%         25.52%         24.02%
Class B                                   7.24          24.66          22.91
Class C                                   7.24          24.66          22.91
Class Z                                   7.75          25.89          24.25
Lipper Capital Appreciation Fund Avg.3    6.15          21.16          17.66

Average Annual Total Returns1                         As of 6/30/99

                                        One                Since
                                        Year             Inception2
Class A                                21.34%              21.34%
Class B                                21.71               21.71
Class C                                24.45               24.45
Class Z                                27.96               27.96

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and Lipper, Inc. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class C shares bought before November 2, 1998, have a 1% CDSC if sold within one year. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

2 Inception date: Class A, B, C, and Z, 7/1/98.

3 The Lipper Since Inception return is for all funds in each share class in the Capital Appreciation Fund category.

Looking Ahead
Should world economic growth accelerate too rapidly, shortages of industrial commodities may push the profits of the cyclical companies, whose products are in short supply, to extraordinary levels, while shortages or higher costs could hurt other firms. On the other hand, if economic growth remains smooth, cyclicals' earnings may peak, while companies with long-term growth of demand can increase their profits for a long time to come. In the first scenario, value stocks should beat the market; in the latter, growth stocks.

Opinions differ about what will happen. Neither economists nor investors are notably successful at predicting the future. They are particularly poor at telling precisely when an anticipated event will

Review Cont'd.
-------------------------------------------------------------------------------
happen. In 1999, the uncertainty has led to a mixed performance, with investment styles alternating in leadership almost monthly. As investors with long track records, we each know that there have been sustained periods when economic conditions were unfavorable for any single investment style. In the 20/20 Focus Fund, shareholders will benefit whether value or growth has the advantage.

Additional Performance Tracking Tools
You can access comprehensive information about the performance of your Prudential mutual fund 24 hours a day through our Web site and automated phone service. At www.prudential.com/investing, you'll find the daily closing values, changes from the previous day, and quarterly performance for all of our retail mutual funds. Other available resources include daily, monthly and quarterly market commentary.

Prudential is committed to meeting shareholders' needs. That is why we continue to upgrade and make improvements to our Web site. Please send us your comments about how we can continue to improve our site to meet your needs.

Daily fund values are also a toll-free call away from any touch-tone phone. Call (800) 225-1852 and follow the voice prompts to obtain mutual fund closing values and yields. You can even set up a personalized "watch list" to track specific Prudential mutual funds.

Mutual Fund Automated Service (800) 225-1852
-------------------------------------------------
Main Menu	Submenus
-------------------------------------------------
1. Account Information    1. Account Balance
                          2. Transactions
                          3. Order Forms
-------------------------------------------------
2. Prices and Yields
-------------------------------------------------
3. Transactions
-------------------------------------------------
4. Order Checks and Statements
-------------------------------------------------
5. PIN Change
-------------------------------------------------

Five Largest Value Holdings
Expressed as a percentage of net assets as of 7/31/99

Tandy Corp.                           4.2%
Retail

Wellpoint Health Networks, Inc.       3.1
Hospital Management

Eastman Kodak Co.                     2.7
Diversified Consumer Products

Dillard's, Inc.                       2.5
Retail

Tenet Healthcare                      2.5
Hospital Management

Five Largest Growth Holdings
Expressed as a percentage of net assets as of 7/31/99

Cisco Systems, Inc.                   4.8%
Communications Equipment

EMC Corp. Mass.                       3.9
Computer Hardware

American Home Products                3.7
Drug & Medical Supplies

Microsoft Corp.                       3.7
Computer Software & Svcs.

Texas Instruments, Inc.               3.7
Electronic Components

Portfolio Composition
Expressed as a percentage of net assets as of 7/31/99

Consumer Growth                      29.0%
Technology                           25.3
Industrial                           13.5
Finance                               9.6
Consumer Cyclical                     8.6
Energy                                4.0
Utility                               3.5
Cash & Equivalents                    6.5

Portfolio of Investments as of
July 31, 1999 (Unaudited)                       PRUDENTIAL 20/20 FOCUS FUND
---------------------------------------------------------------------------
---------------------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--93.5%
COMMON STOCKS--93.5%
------------------------------------------------------------
Airlines--3.3%
  466,300   AMR Corp.                              $ 30,251,212
------------------------------------------------------------
Banks & Financial Services--3.9%
  144,200   Morgan (J.P.) & Co., Inc.                18,439,575
  193,100   Morgan Stanley Dean Witter & Co.         17,403,138
                                                   ------------
                                                     35,842,713
------------------------------------------------------------
Chemicals--2.0%
  362,900   Eastman Chemical Co.                     18,757,394
------------------------------------------------------------
Commercial Services--1.6%
  769,000   Convergys Corp.(a)                       14,995,500
------------------------------------------------------------
Computer Hardware--7.2%
  420,000   Compaq Computer Corp.                    10,080,000
  617,900   Dell Computer Corp.(a)                   25,256,663
  447,500   Intel Corp.                              30,877,500
                                                   ------------
                                                     66,214,163
------------------------------------------------------------
Computer Software & Services--12.3%
  708,200   Cisco Systems, Inc.(a)                   43,996,925
  593,700   EMC Corp.(a)                             35,955,956
  396,800   Microsoft Corp.(a)                       34,050,400
                                                   ------------
                                                    114,003,281
------------------------------------------------------------
Diversfied Consumer Products--4.4%
  290,000   Loews Corp.                              20,336,250
  552,900   Philip Morris Companies, Inc.            20,595,525
                                                   ------------
                                                     40,931,775
------------------------------------------------------------
Drugs & Medical Supplies--1.9%
  330,700   Glaxo Wellcome PLC (ADR)
              (United Kingdom)                       17,258,406
Electronic Components--3.7%
  236,100   Texas Instruments, Inc.                $ 33,998,400
------------------------------------------------------------
Entertainment--0.2%
  218,000   Park Place Entertainment Corp.(a)         2,220,875
------------------------------------------------------------
Forest Products--4.3%
  542,100   Mead Corp.                               22,226,100
  278,300   Temple-Inland, Inc.                      17,602,475
                                                   ------------
                                                     39,828,575
------------------------------------------------------------
Health Care--8.0%
  977,800   Columbia/HCA Healthcare Corp.            21,756,050
1,305,900   Tenet Healthcare Corp.(a)                23,424,581
  349,000   Wellpoint Health Networks, Inc.          28,661,625
                                                   ------------
                                                     73,842,256
------------------------------------------------------------
Hotels--1.5%
1,034,700   Hilton Hotels Corp.                      13,515,769
------------------------------------------------------------
Household Products--5.5%
  673,100   American Home Products Corp.             34,328,100
  270,100   Kimberly-Clark Corp.                     16,476,100
                                                   ------------
                                                     50,804,200
------------------------------------------------------------
Insurance--3.6%
  168,100   American International Group, Inc.       19,520,612
  354,400   SAFECO Corp.                             13,489,350
                                                   ------------
                                                     33,009,962
------------------------------------------------------------
Media--3.5%
  740,400   CBS Corp.                                32,531,325

--------------------------------------------------------------------------------
See Notes to Financial Statements.     3

Portfolio of Investments as of July 31, 1999 (Unaudited) PRUDENTIAL 20/20 FOCUS FUND
------------------------------------------------------------
------------------------------------------------------------

                                                                       Principal
                                                                       Amount       Description                     Value
Shares       Description                     Value (Note 1)            (000)        (Note 1)
     ------------------------------------------------------------      -------------------------------------------------

Shares
     ----------------------------------

Office Equipment & Supplies--2.1%
  645,300   Harris Corp.                           $ 19,560,656
------------------------------------------------------------
Oil & Gas--1.7%
  179,800   Atlantic Richfield Co.                   16,193,238
------------------------------------------------------------
Oil Services--2.1%
  232,600   Elf Aquitaine S.A. (ADR) (France)        19,901,838
------------------------------------------------------------
Photography--2.7%
  366,700   Eastman Kodak Co.                        25,348,137
------------------------------------------------------------
Retail--8.6%
  760,200   Dillards Department Stores, Inc.         23,423,663
  761,100   Tandy Corp.                              39,053,944
  340,600   Tiffany & Co.                            17,136,437
                                                   ------------
                                                     79,614,044
------------------------------------------------------------
Precious Metals--2.3%
1,337,000   Freeport-McMoRan Copper & Gold,
              Inc.(a)                                21,224,875
------------------------------------------------------------
Telecommunications--7.1%
  391,100   MCI WorldCom, Inc.(a)                    32,265,750
  480,400   Univision Communications, Inc.(a)        33,267,700
                                                   ------------
                                                     65,533,450
                                                   ------------
            Total long-term investments
              (cost $756,904,103)                   865,382,044
                                                   ------------
SHORT-TERM INVESTMENTS--4.0%
------------------------------------------------------------
Commercial Paper--1.2%
$  11,553   American Express Co.
              5.06%, 8/2/99
              (cost $11,533,000)                   $ 11,553,000
------------------------------------------------------------
Repurchase Agreement--2.8%
   26,012   Joint Repurchase Agreement Account,
              5.06%, 8/2/99
              (cost $26,012,000; Note 5)             26,012,000
                                                   ------------
            Total short-term investments
              (cost $37,565,000)                     37,565,000
                                                   ------------
------------------------------------------------------------
Total Investments--97.5%
            (cost $794,469,103; Note 4)             902,947,044
            Other assets in excess of
              liabilities--2.5%                      22,903,346
                                                   ------------
            Net Assets--100%                       $925,850,390
                                                   ------------
                                                   ------------

---------------
(a) Non-income producing security.
ADR--American Depository Receipt.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

Statement of Assets and Liabilities (Unaudited)      PRUDENTIAL 20/20 FOCUS FUND
--------------------------------------------------------------------------------

Assets                                                                                                           July 31, 1999
Investments, at value (cost $794,469,103)...................................................................      $  902,947,044
Receivable for investments sold.............................................................................          90,440,636
Receivable for Fund shares sold.............................................................................           5,066,349
Dividends and interest receivable...........................................................................             326,302
Tax receivable..............................................................................................              36,451
                                                                                                                  --------------
   Total assets.............................................................................................         998,816,782
                                                                                                                  --------------
Liabilities
Payable for investments purchased...........................................................................          68,906,123
Payable for Fund shares reacquired..........................................................................           2,677,595
Distribution fee payable....................................................................................             636,283
Management fee payable......................................................................................             603,760
Accrued expenses............................................................................................             142,631
                                                                                                                  --------------
   Total liabilities........................................................................................          72,966,392
                                                                                                                  --------------
Net Assets..................................................................................................      $  925,850,390
                                                                                                                  --------------
                                                                                                                  --------------
Net assets were comprised of:
   Shares of beneficial interest, at par....................................................................      $       75,174
   Paid-in capital in excess of par.........................................................................         778,149,105
                                                                                                                  --------------
                                                                                                                     778,224,279
   Net investment loss......................................................................................          (2,648,868)
   Accumulated net realized gain on investments.............................................................          41,797,038
   Net unrealized appreciation on investments...............................................................         108,477,941
                                                                                                                  --------------
Net assets, July 31, 1999...................................................................................      $  925,850,390
                                                                                                                  --------------
                                                                                                                  --------------
Class A:
   Net asset value and redemption price per share
      ($197,201,801 / 15,931,488 shares of beneficial interest issued and outstanding)......................              $12.38
   Maximum sales charge (5% of offering price)..............................................................                 .65
                                                                                                                  --------------
   Maximum offering price to public.........................................................................              $13.03
                                                                                                                  --------------
                                                                                                                  --------------
Class B:
   Net asset value, offering price and redemption price per share
      ($572,380,918 / 46,558,411 shares of beneficial interest issued and outstanding)......................              $12.29
                                                                                                                  --------------
                                                                                                                  --------------
Class C:
   Net asset value and redemption price per share
      ($110,573,698 / 8,994,329 shares of beneficial interest issued and outstanding).......................              $12.29
   Sales charge (1% of offering price)......................................................................                 .12
                                                                                                                  --------------
   Offering price to public.................................................................................              $12.41
                                                                                                                  --------------
                                                                                                                  --------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($45,693,973 / 3,689,687 shares of beneficial interest issued and outstanding)........................              $12.38
                                                                                                                  --------------
                                                                                                                  --------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

PRUDENTIAL 20/20 FOCUS FUND                                       PRUDENTIAL
20/20 FOCUS FUND
Statement of Operations (Unaudited)                               Statement of
Changes in Net Assets (Unaudited)
------------------------------------------------------------
------------------------------------------------------------

                                                   Six Months
                                                      Ended
Net Investment Income                             July 31, 1999
Income
   Dividends (net of foreign withholding
      taxes of $4,050).........................    $  3,635,840
   Interest....................................         889,823
                                                  -------------
      Total income.............................       4,525,663
                                                  -------------
Expenses
   Management fee..............................       3,056,257
   Distribution fee--Class A...................         222,037
   Distribution fee--Class B...................       2,543,506
   Distribution fee--Class C...................         471,358
   Transfer agent's fees and expenses..........         495,000
   Registration fees...........................         129,000
   Custodian's fees and expenses...............          97,000
   Amortization of prepaid offering cost.......          62,000
   Reports to shareholders.....................          57,000
   Legal fees and expenses.....................          15,000
   Audit fees and expenses.....................          13,000
   Directors' fees and expenses................           9,000
   Miscellaneous...............................           4,373
                                                  -------------
      Total expenses...........................       7,174,531
                                                  -------------
Net investment loss............................      (2,648,868)
                                                  -------------
Realized and Unrealized Gain
on Investments
Net realized gain on:
   Investment transactions.....................      47,447,003
                                                  -------------
   Net change in unrealized appreciation on
      investments..............................      12,965,508
                                                  -------------
Net gain on investments........................      60,412,511
                                                  -------------
Net Increase in Net Assets
Resulting from Operations......................    $ 57,763,643
                                                  -------------
                                                  -------------

                                      Six Months     July 1, 1998(a)
Increase in                              Ended           Through
Net Assets                           July 31, 1999   January 31, 1999
Operations
   Net investment loss.............  $  (2,648,868)    $ (1,316,014)
   Net realized gain (loss) on
      investments..................     47,447,003       (5,548,276)
   Net change in unrealized
      appreciation on
      investments..................     12,965,508       95,512,433
                                     -------------   ----------------
   Net increase in net assets
      resulting from operations....     57,763,643       88,648,143
                                     -------------   ----------------
Dividends and distributions (Note
   1)
   Tax return of capital
      distribution
      Class A......................             --         (349,450)
      Class B......................             --          (35,325)
      Class C......................             --           (6,617)
      Class Z......................             --          (44,675)
                                     -------------   ----------------
                                                --         (436,067)
                                     -------------   ----------------
Fund share transactions
   Proceeds from shares sold.......    259,054,794      689,777,037
   Net asset value of shares issued
      in reinvestment of dividends
      and distributions............       --                422,572
   Cost of shares reacquired.......    (98,525,277)     (70,954,455)
                                     -------------   ----------------
   Net increase in net assets from
      Fund share transactions......    160,529,517      619,245,154
                                     -------------   ----------------
Total increase.....................    218,293,160      707,457,230
Net Assets
Beginning of period................    707,557,230          100,000
                                     -------------   ----------------
End of period......................  $ 925,850,390     $707,557,230
                                     -------------   ----------------
                                     -------------   ----------------

---------------
(a) Commencement of investment operations.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

Notes to Financial Statements (Unaudited)            PRUDENTIAL 20/20 FOCUS FUND
--------------------------------------------------------------------------------
Prudential 20/20 Focus Fund (the 'Fund') is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The investment objective of the Fund is long-term growth of capital. The Fund invests primarily in up to 40 equity securities of U.S. companies that are selected by the Fund's two investment advisers (up to 20 by each) as having strong capital appreciation potential. The Fund issued 2,500 shares each of Class A, Class B, Class C and Class Z shares of beneficial interest for $100,000 on April 14, 1998 to Prudential Investments Fund Management LLC ('PIFM').
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Securities Valuation: Investments, including options, traded on a national securities or commodities exchange and Nasdaq National Market equity securities are valued at the last reported sales price on the primary exchange on which they are traded. Securities traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) and listed securities for which no sale was reported on that date are valued on the basis of valuations provided by an independent pricing agent or principal market maker.
Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.
Repurchase Agreement: In connection with transactions in repurchase agreements with United States financial institutions, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
All securities are valued as of 4:15 p.m., New York time.
Foreign Currency Translation: The books and records of the Fund are maintained in United States dollars. Foreign currency amounts are translated into United States dollars on the following basis:
(i) market value of investment securities, other assets and liabilities--at the current rate of exchange.
(ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions. Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Dividends and Distributions: Dividends from net investment income are declared and paid semi-annually. The Fund will distribute at least annually net capital gains in excess of capital loss carryforwards, if any. Dividends and distributions are recorded on the ex-dividend date.
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
Taxes: It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.
Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. Offering and Organization Expenses: Approximately $96,000 were incurred and expensed in connection with the organization of the Fund. Offering cost of approximately $101,000 are being amortized ratably over a period of twelve months from the date the Fund commenced investment operations.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadvisers' performance of such services. PIFM has entered into subadvisory agreements with The Prudential Investment Corporation
--------------------------------------------------------------------------------
                                       7

Notes to Financial Statements (Unaudited)            PRUDENTIAL 20/20 FOCUS FUND
--------------------------------------------------------------------------------
('PIC') and Jennison Associates LLC ('Jennison'). Each subadviser furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the Subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses. Each of the two Subadvisers manages approximately 50% of the assets of the Fund. In general, in order to maintain an approximately equal division of assets between the two Subadvisers, all daily cash inflows (i.e., subscriptions and reinvested distributions) and outflows (i.e., redemptions and expense items) will be divided between the two Subadvisers as PIFM deems appropriate. In addition, there will be periodic rebalancing of the portfolio's assets to take account of market fluctuations in order to maintain the approximately equal allocation. As a consequence, the portfolio will allocate assets from the better performing of the two Subadvisers to the other.
The management fee paid to PIFM is computed daily and payable monthly, at an annual rate of .75 of 1% of the Fund's average daily net assets. PIC is reimbursed by PIFM for its reasonable costs and expenses incurred in providing services to a portion of the Fund's assets. Jennison is compensated by PIFM for its services at the rate of .30 of 1% of the average daily net assets of the portion of the Fund that Jennison manages up to and including $300 million and
 .25 of 1% of such average daily net assets in excess of $300 million.

Getting the Most from Your Prudential Mutual Fund
How many times have you read these reports--or other financial materials-- and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes, called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls--sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

Leverage: The use of borrowed assets to enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government in the U.S. market and denominated in U.S. dollars.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com

Trustees
Edward D. Beach
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
Thomas T. Mooney
Stephen P. Munn
David R. Odenath
Richard A. Redeker
Robin B. Smith
John R. Strangfeld
Louis A. Weil, III
Clay T. Whitehead

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Marguerite E.H. Morrison, Secretary
Stephen M. Ungerman, Assistant Treasurer

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of July 31, 1999, were not audited and, accordingly, no opinion is expressed on them.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(LOGO)
Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077
(800) 225-1852

  BULK RATE
U.S. POSTAGE
    PAID
Permit 6807
New York, NY

Class     NASDAQ      Cusip
  A       PTWAX     743979106
  B       PTWBX     743979205
  C       PTWCX     743979304
  Z       PTWZX     743979403   MF 188E2